UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

STANDEX INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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C 1234567890 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/SXI or scan the QR code login details are located in the shaded bar below. Votes submitted electronically must be received by October 20, 2020 at 12:00 A.M., Central Time. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Internet Availability of Proxy Materials for the Standex International Corporation Stockholder Meeting to be Held on October 20, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is NOT a ballot that you can use for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/SXI Easy Online Access View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SXI. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before October 6, 2020 to facilitate timely delivery. 2 NOT COY + 03AB7D

Stockholder Meeting Notice Standex International Corporations Annual Meeting of Stockholders will be held on October 20, 2020 at the Standex International Corporation Corporate Headquarters, 23 Keewaydin Drive, Suite 300, Salem NH 03079, at 9:00 a.m. local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors recommendations. 1. Election of Directors; 2. To conduct an advisory vote on the total compensation paid to the executives of the Company; and 3. To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as independent auditors. The Board of Directors recommends a vote FOR all nominees listed in Proposal 1, FOR Proposal 2, and FOR Proposal 3 PLEASE NOTE YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. If you need directions to the stockholders meeting, where you will have the option of voting in person, please call 603-893-9701 and ask for Investor Relations, or email your request to investorrelations@standex.com. Heres how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet Go to www.envisionreports.com/SXI. Click Cast Your Vote or Request Materials. Phone Call us free of charge at 1-866-641-4276. Email Send an email to investorvote@computershare.com with Proxy Materials Standex International Corporation in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by October 6, 2020.